                                   UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                  SCHEDULE 14A

                       Proxy Statement Pursuant to Section

                        14(a) of the Securities Exchange

                          Act of 1934 (Amendment No. __)

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                              Unity Wireless Corporation

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UNITY WIRELESS CORPORATION

7438 FRASER PARK DRIVE

BURNABY, BC V5J 5B9

CANADA

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JUNE 30, 2005

TO THE STOCKHOLDERS OF UNITY WIRELESS CORPORATION:

      The Annual Meeting of Stockholders of Unity Wireless Corporation (the "Company") will be held at the Terminal City Club, 837 West Hastings Street, Vancouver, BC Canada at 11:30 A.M. on June 30, 2005, for the following purposes:

(1)   To elect five Directors of the Company to hold office until the next Annual Meeting of Stockholders and until their successors have been duly elected and qualified;

(2)   To ratify the selection and appointment by the Company's Board of Directors of KPMG LLP, independent auditors, as auditors for the Company for the year ending December 31, 2004;

(3)   To consider and transact such other business as may properly come before the meeting or any adjournments thereof.

      A Proxy Statement, form of Proxy, and the Annual Report to Stockholders of the Company for the year ended December 31, 2004 are enclosed herewith.  Only holders of record of Common Stock of the Company at the close of business on May 27, 2005 will be entitled to notice of and to vote at the Annual Meeting and any adjournments thereof.

By Order of the Board of Directors,

                              Andrew Chamberlain

                              Corporate Secretary & Director

Burnaby, British Columbia

May 20, 2005

      ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING.  IF YOU DO NOT EXPECT TO BE PRESENT, PLEASE SIGN AND DATE THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY USING THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES OR CANADA.  ANY PERSON GIVING A PROXY HAS THE POWER TO REVOKE IT AT ANY TIME PRIOR TO ITS EXERCISE AND IF PRESENT AT THE MEETING MAY WITHDRAW IT AND VOTE IN PERSON.  ATTENDANCE AT THE MEETING IS LIMITED TO STOCKHOLDERS, THEIR PROXIES AND INVITED GUESTS OF THE COMPANY.

UNITY WIRELESS CORPORATION

 7438 FRASER PARK DRIVE

BURNABY, BC CANADA V5J 5B9

PROXY STATEMENT

      This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Unity Wireless Corporation (the "Company") of proxies in the form enclosed.  Such Proxies will be voted at the Annual Meeting of Stockholders of the Company to be held at the Terminal City Club, 837 West Hastings Street, Vancouver, BC Canada at 11:30 A.M. on June 30, 2005 (the "Meeting") and at any adjournments thereof for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders.

      This Proxy Statement and accompanying Proxy are being mailed on or about May 31, 2005 to all stockholders of record on May 27, 2005 (the "Record Date").

      Any stockholder giving a Proxy has the power to revoke the same at any time before it is voted.  The cost of soliciting Proxies will be borne by the Company. The Company has no contract or arrangement with any party in connection with the solicitation of proxies.  Following the mailing of the Proxy materials, solicitation of Proxies may be made by officers and employees of the Company by mail, telephone, telegram or personal interview. Properly executed Proxies will be voted in accordance with instructions given by stockholders at the places provided for such purpose in the accompanying Proxy.  Unless contrary instructions are given by stockholders, persons named in the proxy intend to vote the shares represented by such Proxies FOR the election of the five nominees for director named herein, and FOR the selection of KPMG LLP as independent auditors.  The current members of the Board of Directors presently hold voting authority for Common Stock representing an aggregate of 2,802,630 votes, or approximately 3.35% of the total number of votes eligible to be cast at the Annual Meeting.  The members of the Board of Directors have indicated their intention to vote affirmatively on all of the proposals.

                                VOTING SECURITIES

      Stockholders of record as of the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting or any adjournments thereof.  On the Record Date there were 85,371,303 outstanding shares of common stock, par value $0.001 per share (the "Common Stock").  Each holder of Common Stock is entitled to one vote for each share held by such holder.  The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum at the Meeting.  Proxies submitted which contain abstentions or broker non-votes will be deemed present at the Meeting in determining the presence of a quorum.

           SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of April 29, 2005, certain information with respect to the beneficial ownership of our shares of common stock by each shareholder known to us to be the beneficial owner of 5% of our shares of common stock, and by each of our officers and directors.  Each person has sole voting and investment power with respect to the shares of common stock, except as otherwise indicated. Beneficial ownership consists of a direct interest in the shares of common stock, except as otherwise indicated.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class(1)
Ilan Kenig 1099 Marinaside Crescent, Suite 802 Vancouver, BC V6Z 2Z3	2,047,750 (2)	2.45%
Dallas Pretty 462 E17th Vancouver, BC V5V 1B1	166,667 (3)	Nil*
Doron Nevo 15 Yakov Hazan Raanana, Israel 43563	204,285 (4)	Nil*
Ken Maddison 2591 Lund Avenue Coquitlam, BC V3K 6J8	263,452 (5)	Nil*
Victor Halpert 79 Madison Avenue, 6TH Floor New York, NY 10016	24,643 (6)	Nil*
Andrew Chamberlain 9222 - 183B Street Edmonton, AB T5J 3Z7	95,833 (7)	Nil*
William Weidman 136 Shorewood Drive Great Neck, NY 11021	20,525,718 (8)	24.52%
Directors and Executive Officers as a Group	2,802,630(9)	3.35%

Nil* - less than 1%

(1)

Based on 83,723,037 shares of common stock issued and outstanding as of April 29, 2005.  Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities.  Except as otherwise indicated, we believe that the beneficial owners of the common stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable.

(2)

Includes options to acquire an aggregate of 1,652,083 shares of common stock exercisable within sixty days.

(3)

Includes options to acquire an aggregate of 166,667 shares of common stock exercisable within sixty days.

(4)

Includes options to acquire an aggregate of 106,666 shares of common stock exercisable within sixty days.

(5)

Includes options to acquire an aggregate of 165,833 shares of common stock exercisable within sixty days.

(6)

Includes options to acquire an aggregate of 12,500 shares of common stock exercisable within sixty days.

(7)

Includes options to acquire an aggregate of 95,833 shares of common stock exercisable within sixty days.

(8)

Includes warrants to acquire an aggregate of 2,210,300 shares of common stock exercisable within sixty days and 1,250,000 shares of common stock underlying a secured convertible note.

(9)

Includes options to acquire an aggregate of 2,199,582 shares of common stock exercisable within sixty days

                          ITEM I. ELECTION OF DIRECTORS

      It is the intention of the persons named in the enclosed form of Proxy, unless such form of Proxy specifies otherwise, to nominate and to vote the shares represented by such Proxy FOR the election as Directors of Ilan Kenig, Ken Maddison, Victor Halpert, Doron Nevo and Andrew Chamberlain, to hold office until the next Annual Meeting of Stockholders or until their respective successors shall have been duly elected and qualified.  Each of the nominees currently serves as a Director of the Company.  The Company has no reason to believe that any of the nominees will become unavailable to serve as Director for any reason before the Annual Meeting.  However, in the event that any of them shall become unavailable, each of the persons designated as proxy reserves the right to substitute another person of his choice when voting at the Annual Meeting.

NAME

AGE      POSITION

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---      --------

ILAN KENIG

44

DIRECTOR, PRESIDENT & CHIEF EXECUTIVE OFFICER

KEN MADDISON

64

DIRECTOR

VICTOR HALPERT

45

DIRECTOR

DORON NEVO

49

DIRECTOR

ANDREW CHAMBERLAIN

43

DIRECTOR, CORPORATE SECRETARY

Ilan Kenig - President, Chief Executive Officer and Director

Mr. Kenig has over 18 years of legal, venture capital and investment banking experience with specific emphasis in the technology and telecommunications arena.  Mr. Kenig, with his experience in international business activities, corporate mergers and acquisitions, joined the company as Vice President of Business Development in December 2001 before assuming the position of President in April 2002.  Prior to pursuing international finance activities in New York, Mr. Kenig was a founder of a law firm in Tel-Aviv representing mostly technology and telecommunications interests.  Mr. Kenig holds a law degree from Bar-Ilan University.  Mr. Kenig also serves on the board of Euroweb International Corp, a NASDAQ listed technology company.

Ken Maddison - Director

Mr. Maddison, a Chartered Accountant since 1966 and elected a Fellow of the Institute of Chartered Accountants of British Columbia in 1975, retired in August 1997 after a lengthy career as a partner with the accounting firm KPMG between 1977 and 1997.  In public practice for over 30 years, Mr. Maddison provided auditing, accounting and business advisory services to a wide range of clients in the private and public sectors.  Since September 1997, Mr. Maddison has been self-employed as a consultant providing various financial advisory services.  Mr. Maddison currently serves as CFO and director of three public companies: International Wayside Gold Mines Ltd., Island Mountain Gold Mines Ltd., and Golden Cariboo Resources Ltd.  He is also a director and audit committee chairman for Northern Continental Resources Inc, Northern Hemisphere Development Inc, Datec Group Ltd. (formerly Brocker Technology Group Ltd), and Helijet International.

Victor Halpert - Director

Victor Halpert brings nearly 15 years of financial and accounting experience to the Company’s board of directors. From June, 1999 until January 2003, he has served as an equity research analyst with Salomon Smith Barney, Robertson Stephens, Salomon Brothers and Israel Equity Research & Management Ltd. and previously as an accountant with Arthur Anderson LLC. As a highly regarded equity research analyst, Mr. Halpert primarily covered Israeli technology and telecommunications companies. Since leaving his position as Director - Equity Research, Israel Technology Analyst for Salomon Smith Barney in New York, Mr. Halpert has been managing a small hedge fund that specializes in global growth companies. He holds a Master of Business Administration degree from the University of Chicago and a Master of Science in Accounting degree from the University of Illinois at Chicago.

Doron Nevo - Director

Mr. Nevo brings more than 20 years of business experience in high technology and telecommunications companies to the Company’s board of directors.  Currently, Mr. Nevo is President and CEO of KiloLambda Technologies, Ltd. an optical subsystems company he founded in early 2001.  From July 1999 to January 2001, Mr. Nevo was the President and CEO of D.FourD., Ltd., a venture capital investment company.  From March 1996 to June 1999, Mr. Nevo was President and CEO of NKO, Inc. a company he founded that designed and developed a carrier grade IP Telephony system platform and established its own IP network.  From February 1992 to February 1996, Mr. Nevo was also President and CEO of Clalcom Ltd., an international telecommunications service provider in Israel which he founded in 1992.  Prior to Clalcom, he held various positions with Sprint International Inc.  He also serves on the board of a number of companies including Audiocodes, Ltd. (a telecommunication technology company), Elcom Technologies (a manufacturer of Satcom and Digital Radio synthesizers), and Notox, Ltd. (a biotech company).  Mr. Nevo received a B.Sc. in Electrical Engineering from the Technion and an M.Sc. in Telecommunications Management from Brooklyn Polytechnic.

Andrew James Chamberlain – Director, Corporate Secretary

Mr. Chamberlain is an attorney practicing law in Edmonton, Alberta, and a partner with the law firm of Chamberlain Hutchison since 1997.  Mr. Chamberlain is a sessional instructor in corporate securities at the University of Alberta law school.  Mr. Chamberlain is a director and corporate secretary of Datec Group Ltd.(formerly Brocker Technology Group Ltd.), a company listed on the TSX Toronto Stock Exchange, and a director of Loma Oil & Gas Ltd., a company listed on the TSX Venture Exchange.

      There are no family relationships between or among any Directors of the Company.  Directors are elected to serve until the next annual meeting of stockholders and until their successors are elected and qualified.

INDEPENDENT DIRECTORS

      The Board of Directors is comprised of five (5) members, of which three (3) are classified as "independent" as defined in the NASDAQ Stock Market Marketplace Rule 4200.  The three independent directors are Ken Maddison, Victor Halpert and Doron Nevo.

MEETINGS OF THE BOARD OF DIRECTORS

      The Board of Directors held 8 meetings during the year ended December 31, 2004. Each director attended at least (i) 75% of all of the meetings of the Board of Directors held during the period and (ii) 75% of the meetings of each committee on which he or she served. The Company does not have a policy requiring incumbent directors and director nominees to attend the Company's annual meeting of stockholders.  Two incumbent directors attended last year's annual meeting.

COMMITTEES OF THE BOARD OF DIRECTORS

      The Company has a separately designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. Serving on the Committee are Messrs. Maddison and Halpert with one position vacant. The Board of Directors has adopted a written charter for the Audit Committee. The Board of Directors has determined that it has an audit committee financial expert serving on the audit committee, Mr. Ken Maddison.  Mr. Maddison is an independent director as defined in Item 7(d)(3)(iv) of Schedule 14A. The functions of the Audit Committee are, among other things, to make recommendations concerning the selection each year of independent auditors of the Company, to review the effectiveness of the Company's internal accounting methods and procedures, to consider whether the Company's principal accountant's provision of non-audit services is compatible with maintaining the principal accountant's independence and to determine through discussions with the independent auditors whether any instructions or limitations have been placed upon them in connection with the scope of their audit or its implementation.  To carry out its responsibilities, the Audit Committee met four times during fiscal 2004.  The Board of Directors has determined that the two current members of the Audit Committee are "independent" as defined in the NASDAQ Stock Market's Marketplace Rule 4200.

      The Compensation Committee is comprised of Mr. Nevo and Mr. Chamberlain, with one position vacant.  The function of the Compensation Committee is to make recommendations to the Board of Directors concerning the compensation packages for the Executive Officers of the Company, including its Chief Executive Officer. To carry out its responsibilities, the Compensation Committee met three times during fiscal 2004. The Board of Directors has determined that one of the members of the Compensation Committee, Mr. Nevo, is "independent" as defined in the NASDAQ Stock Market's Marketplace Rule 4200.

      The Company does not have a standing Nominating Committee. Due to the size of the Company, as well as the lack of turnover in the Company's Board of Directors, the Board of Directors has determined that it is not necessary or appropriate at this time to establish a separate Nominating Committee. Potential candidates are discussed by the entire Board of Directors, and director nominees are selected by Board of Director resolution subject to the recommendation of a majority of the independent directors.  All of the nominees recommended for election to the Board of Directors at the Annual Meetings are directors standing for re-election. Although the Board of Directors has not established any minimum qualifications for director candidates, when considering potential director candidates, the Board considers the candidate's character, judgment, diversity, skills, including financial literacy, and experience in the context of the needs of the Company and the Board of Directors.  In 2004 the Company did not pay any fees to any third party to assist in identifying or evaluating potential nominees.

      The Company's By-laws include a procedure whereby its stockholders can nominate persons for election to the Board of Directors, as more fully described in its By-laws as summarized under "Stockholder Proposals for the 2005 Annual Meeting." The Board of Directors will consider director candidates recommended by the Company's stockholders in a similar manner as those recommended by members of management or other directors, provided the stockholder submitting such nomination has complied with the procedures set forth in its By-laws.  To date, the Company has not received any recommended nominees from any non-management stockholder or group of stockholders that beneficially owns five percent of its voting stock.

                          REPORT OF THE AUDIT COMMITTEE

      The following report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report by reference therein.

      The responsibilities of the Audit Committee, which are set forth in the Audit Committee Charter, include providing oversight to the Company's financial reporting process through periodic meetings with the Company's independent accountants and management to review accounting, auditing, internal controls and financial reporting matters.  The Audit Committee is also responsible for the appointment, compensation and oversight of the Company's independent auditors. The management of the Company is responsible for the preparation and integrity of the financial reporting information and related systems of internal controls. The Audit Committee, in carrying out its role, relies on the Company's senior management, including senior financial management, and its independent accountants.

The Audit Committee has implemented procedures to ensure that during the course of each fiscal year it devotes the attention that it deems necessary or appropriate to each of the matters assigned to it under the Audit Committee's charter. To carry out its responsibilities, the Audit Committee met four times during fiscal 2004.

The primary purpose of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities relating to the quality and integrity of the Company's financial reports and financial reporting processes and systems of internal controls.  Management of the Company has primary responsibility for the Company's financial statements and the overall reporting process, including maintenance of the Company's system of internal controls. The Company retains independent auditors who are responsible for conducting an independent audit of the Company's financial statements, in accordance with generally accepted auditing standards, and issuing a report thereon.

      In performing its duties, the Audit Committee has reviewed and discussed the audited financial statements with management and the Company's independent auditors.  The Audit Committee has also discussed with the Company's independent auditors, the matters required to be discussed by Statement of Auditing Standards ("SAS") No. 61, "Communications with Audit Committee."  SAS No. 61 requires the independent auditors to provide the Audit Committee with additional information regarding the scope and results of their audit of the Company's financial statements, including with respect to (i) their responsibility under auditing standards generally accepted in the United States of America, (ii) significant accounting policies, (iii) management judgments and estimates, (iv) any significant audit adjustments, (v) any disagreements with management, and (vi) any difficulties encountered in performing the audit.  In addition, the Audit Committee received written disclosures and the letter from the independent auditors required by Independence Standards Board Statement No. 1, "Independence Discussions with Audit Committees".  The independent auditors have discussed its independence with the Audit Committee, and has confirmed to us that, in its professional judgment, it is independent of the Company within the meaning of the federal securities laws.

On the basis of the foregoing reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004, for filing with the Securities and Exchange Commission.  The Audit Committee has also recommended, subject to shareholder approval, the selection of the Company's independent auditors.

Audit Committee

Ken Maddison - Chairman

Victor Halpert

FISCAL 2004 AND 2003 ACCOUNTING FIRM FEE SUMMARY

      Set forth below is certain information concerning fees billed to the Company by KPMG LLP and its international affiliates in respect of services provided for 2004 and 2003. The Audit Committee has determined that the provision of all services is compatible with maintaining the independence of KPMG LLP.

Audit Fees. The audit fees for 2004 and 2003 were Cdn $94,160 and Cdn $81,991, respectively. All services provided by the independent accountants were approved by the audit committee.

Tax Fees. Tax fees consisted of consulting and preparation of tax returns. The fees were Cdn $12,003 and Cdn $6,000 in 2004 and 2003, respectively.

All Other Fees. The fees for 2004 and 2003 were Cdn $29,748 and Cdn $5,000, respectively and related to reviews of the Company’s SB-2 filings and other advisory services related to the Sarbanes Oxley requirements.

AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

The Audit Committee is directly and solely responsible for oversight, engagement and termination of any independent auditor employed by the Company for the purpose of preparing or issuing an audit report or related work.

The Committee meets with the independent auditor prior to the audit and discusses the planning and staffing of the audit;

Approves in advance the engagement of the independent auditor for all audit services and non-audit services and approve the fees and other terms of any such engagement; and

Obtains periodically from the independent auditor a formal written statement of the matters required to be discussed by Statement of Auditing Standards No. 61, as amended, and, in particular, describing all relationships between the auditor and the Company, and discusses with the auditor any disclosed relationships or services that may impact auditor objectivity and independence.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

The following officers, directors and greater than ten-percent beneficial owners were late in complying with Section 16(a) filing requirements: Dallas Pretty, Victor Halpert and William N. Weidman. Dallas Pretty and Victor
Halpert were late in filing Form 3 Initial Statement of Beneficial Ownership of Securities. William N. Weidman was late in filing Form 4 Statement of Changes in Beneficial Ownership of Securities on one occasion that was not an open market purchase or sale.

STOCKHOLDERS COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Generally, stockholders who have questions or concerns regarding the Company should contact our Investor Relations department at 604-267-2716. However, stockholders may communicate with the Board of Directors by sending a letter to Board of Directors of Unity Wireless Corporation C/O 7438 Fraser Park Drive, Burnaby, BC CANADA V5J 5B9.  Any communications must contain a clear notation indicating that it is a "Stockholder—Board Communication" or a "Stockholder-Director Communication" and must identify the author as a stockholder.  The office of the Corporate Secretary will receive the correspondence and forward appropriate correspondence to the Chairman of the Board or to any individual director or directors to whom the communication is directed.  The Company reserves the right not to forward to the Board of Directors any communication that is hostile, threatening, illegal, does not reasonably relate to the Company or its business, or is similarly inappropriate.  The office of the Corporate Secretary has authority to discard or disregard any inappropriate communication or to take any other action that it deems to be appropriate with respect to any inappropriate communications.

                               EXECUTIVE OFFICERS

Set forth below is information concerning the sole Executive Officer who is not a Director.

  NAME

AGE               POSITION

  ----

---               --------

  DALLAS PRETTY

35                CHIEF FINANCIAL OFFICER

Dallas Pretty – Chief Financial Officer

Mr. Pretty is a Chartered Accountant with over 10 years of experience in both public and private companies and brings a strong understanding of strategic business development, public and private financing, internal and external financial reporting, human resources, and facilities management. Since earning his CA designation at international accounting firm KPMG, he has worked in senior management roles with local British Columbia technology companies.

      There are no family relationships between or among any Executive Officers of the Company. Executive Officers serve at the discretion of the Board.

EXECUTIVE AND DIRECTOR COMPENSATION

The following table sets forth information with respect to compensation paid by the Company for services to it during the three fiscal years ended December 31, 2004 to the Company's Chief Executive Officer. No other executive officer received an aggregate annual salary and bonus that exceeded $100,000.

SUMMARY COMPENSATION TABLE
		Annual Compensation			Long Term Compensation (1)
					Awards		Payouts
Name and Principal Position	Year	Salary (US$)	Bonus (US$)	Other Annual Compen- sation (US$) (1)	Securities Underlying Options/ SARs Granted	Restricted Shares or Restricted Share Units	LTIP Payouts (US$)	All Other Compen- sation
Ilan Kenig Chief Executive Officer (2)	2004 2003 2002	$84,530(2) $72,000(2) $74,943(2)	Nil Nil Nil	Nil Nil Nil	350,000(2) 800,000(2) 575,000(2)	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil
Dallas Pretty Chief Financial Officer (3)	2004	$56,304(3)	Nil	Nil	500,000(3)	Nil	Nil	Nil

(1)  The value of perquisites and other personal benefits, securities and property for the Named Executive Officers that do not exceed the lesser of $50,000 or 10% of the total of the annual salary and bonus is not reported herein.

(2)  Mr. Kenig was appointed as our Chief Executive Officer on October 31, 2002 and as our President on April 1, 2002.  Mr. Kenig was appointed as VP Business Development in November, 2001.  Our company did not have a Chief Executive Officer between April 1, 2002 and October 30, 2002.  Compensation in 2004 consisted of $84,530 for serving a full year as our Chief Executive Officer and President.  Compensation in 2003 consisted of $72,000 for serving a full year as our Chief Executive Officer and President.  Compensation in 2002 consisted of $35,943 for serving as our Chief Executive Officer and permanent President and $39,000 for serving as our VP Business Development and interim President.  Compensation in 2001 consisted of $6,500 for serving as our VP Business Development.  On March 22, 2004, Mr. Kenig received options to acquire 100,000 shares of common stock and on April 2, 2004 Mr. Kenig received options to acquire a further 250,000 shares of common stock. On September 15, 2003 Mr. Kenig received 800,000 options as partial compensation for serving as our Chief Executive Officer and President.   Mr. Kenig received 75,000 options on August 23, 2002 for serving as a director of our company and 500,000 options on September 27, 2002 as partial compensation for serving as our Chief Executive Officer.  On December 11, 2001, Mr. Kenig received 100,000 options for serving as our VP Business Development.

(3) Mr. Pretty was appointed as our Chief Financial Officer on March 22, 2004. On March 22, 2004, Mr. Pretty received options to acquire 500,000 shares of common stock.

The following table sets forth for each of the Named Executive Officers certain information concerning stock options granted to them during the year ended December 31, 2004.  We have never issued stock appreciation rights.  We grant options that generally vest quarterly over three years at an exercise price equal to the fair market value of a share of common stock as determined by its closing price on the OTC Bulletin Board on the date of grant.  The term of each option granted is generally five years from the date of grant.  Options may terminate before their expiration dates if the optionee’s status as an employee is terminated or upon the optionee’s death or disability.

OPTION/SAR GRANTS IN THE LAST FISCAL YEAR

Name	Number of Securities Underlying Options/ SARs Granted (#)	% of Total Options/ SARs Granted to Employees in Fiscal Year(1)	Exercise Price ($/Share)	Expiration Date
Ilan Kenig Chief Executive Officer(2)	100,000(3) 250,000	13.7%	$0.70 $0.35	March 22, 2009 April 2, 2005
Dallas Pretty Chief Financial Officer (4)	500,000(4)	19.5%	$0.35	March 22, 2009

(1)  The denominator (2,560,000) is the total numbers of options awarded during the year.

(2) Mr. Kenig was appointed as our Chief Executive Officer on October 31, 2002 and as our President on April 1, 2002.

(3) Ilan Kenig received 100,000 options on March 22, 2004 exercisable at $0.70 per share and vest over three years. Ilan Kenig also received 250,000 options on April 2, 2004 exercisable at $0.35 per share, vesting immediately.

(4) Dallas Pretty received 500,000 options on March 24, 2004 exercisable at $0.35 per share and vest over three years.

The following table sets forth for each Named Executive Officer certain information concerning the number of shares subject to both exercisable and unexercisable stock options as of December 31, 2004.  The values for “in-the-money” options are calculated by determining the difference between the fair market value of the securities underlying the options as of December 31, 2004 ($0.21 per share) and the exercise price of the individual’s options.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION/SAR VALUES

Name	Shares Acquired on Exercise (#)	Aggregate Value Realized	Number of Securities Underlying Unexercised Options/SARs at FY-End (#) Exercisable / Unexercisable		Value of Unexercised In-the -Money Options/SARs at FY-end ($) Exerciseable / Unexerciseable(1)
			Exerciseable	Unexerciseable	Exerciseable	Unexerciseable
Ilan Kenig(2)	Nil	Nil	1,522,917	302,083	$75,000	$12,000
Dallas Pretty(3)	Nil	Nil	83,333	333,333	Nil	Nil

(1) The values for "in-the-money" options are calculated by determining the difference between the fair market value of the securities underlying the options as of December 30, 2004 ($0.21 per share on OTC Bulletin Board) and the exercise price of the individual's options.

(2) Mr. Kenig was appointed as our Chief Executive Officer on October 31, 2002 and as our President on April 1, 2002.

(3) Dallas Pretty was appointed as our Chief Financial Officer on March 22, 2004.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL ARRANGEMENTS

There are no employment agreements between us or any of our subsidiaries and any of our Named Executive Officers.

Our company has no plans or arrangements in respect of remuneration received or that may be received by any Named Executive Officers of our company to compensate such officers in the event of termination of employment (as a result of resignation, retirement, change of control) or a change of responsibilities following a change of control, where the value of such compensation exceeds $100,000 per Named Executive Officer.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Our directors receive $1,000 per board meeting and $500 per committee meeting.  Directors are entitled to reimbursement of expenses incurred in attending meetings.  In addition, our directors are entitled to participate in our stock option plan.  On May 11, 2005, the board of directors adopted a grant schedule of 25,000 options per year for serving as a director. In addition, 25,000 options per year are awarded to the Chairman of the Audit Committee and 5,000 options per year are awarded to directors holding positions on either the Audit or Compensation Committees.

There are no arrangements or plans in which we provide pension, retirement or similar benefits for directors or executive officers. We have no material bonus or profit sharing plans pursuant to which cash or non-cash compensation is or may be paid to our directors or executive officers, except that stock options may be granted at the discretion of the Board of Directors or a committee thereof.

During the year ended December 31, 1998, we established a stock option plan pursuant to which 3,000,000 common shares were reserved for issuance.  This plan was replaced when, on December 6, 1999, we adopted a new stock option plan (the 1999 Stock Option Plan) pursuant to which 5,000,000 common shares were reserved for issuance.  On July 5, 2000, the stockholders approved this plan including a change in the maximum number of options issuable under this plan to 20% of the number of common shares outstanding including shares of common stock issuable under the plan.  As of December 31, 2004, this maximum number was 16,042,789.  All outstanding options will be subject to the provisions of the new plan.

Where options issued after January 18, 2001 have an exercise price in a currency that is not either the (a) functional currency of our company or (b) the currency in which the employee is paid, the options are to be accounted for as variable plan options and compensation expense will be recorded equal to changes in the market value of the underlying common shares at each reporting period.

Stock options become exercisable at dates determined by our board of directors at the time of granting the option and generally have initial terms of five years.

The fair value of each option granted in the years ended December 31, 2004 and 2003 was estimated on the date of the grant using the Black-Scholes option-pricing model with the following weighted-average assumptions: no dividend yield; volatility of 175% (2003 - 159%) based on weekly stock price; risk-free interest rate of 3.25% (2003 - 3.25%) and expected lives between one to five years.  The weighted-average fair value of options granted during the years ended December 31, 2004 and 2003 was $0.45 and $0.15 respectively.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Other than as disclosed below, there have been no transactions, or proposed transactions, which have materially affected or will materially affect us in which any director, executive officer or beneficial holder of more than 5% of the outstanding common stock, or any of their respective relatives, spouses, associates or affiliates, has had or will have any direct or material indirect interest.

In August 2003 we entered into a consulting agreement with Myer Bentob. Under the agreement, Mr. Bentob agreed, among other things, to assist the Company’s sales and marketing efforts. The Company agreed to nominate him to be a director and Executive Vice Chairman, and to pay a fee to an entity controlled by Mr. Bentob equal to CDN $84,000 per year, plus commission at a maximum rate of 1.8% of amounts collected by the Company from specified clients. The agreement also contains a non-compete provision that continues for six months after termination, and confidentiality requirements. This agreement was terminated January 14, 2005 upon Mr. Bentob’s resignation as a director and Executive Chairman of the Company.

In August 2003, the Company in a private placement issued to Mr. Bentob 833,333 shares of common stock for US $108,333, together with warrants to purchase 416,667 shares at US $0.26 per share. In March 2004, Mr. Bentob further subscribed for 1,016,105 shares of common stock for US$152,415.75 together with warrants to purchase 508,053 shares at US$0.30.

ITEM II. RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

Subject to approval by the stockholders, the Board of Directors has appointed KPMG LLP as the independent auditors to audit the financial statements of the Company for the fiscal year ending December 31, 2005.  KPMG LLP has served as the Company's auditors for each of the fiscal years ended since December 31, 2001.  It is expected that a representative of KPMG LLP will be present at the Annual Meeting with the opportunity to make a statement if he desires to do so and to be available to respond to appropriate questions from stockholders.

      In the event that the stockholders fail to ratify this appointment, other certified public accountants will be considered upon recommendation of the Audit Committee.  Even if this appointment is ratified, our Board of Directors, in its discretion, may direct the appointment of a new independent accounting firm at any time during the year, if the Board believes that such a change would be in the best interest of the Company and its stockholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR RATIFICATION OF THE

APPOINTMENT OF KPMG LLP AS INDEPENDENT AUDITORS

                                  VOTE REQUIRED

      Election of Directors.  Directors will be elected at the meeting by a plurality of the votes cast (i.e., the five nominees receiving the greatest number of votes will be elected as Directors).

      Ratification of the Appointment of Independent Auditors.  The appointment of KPMG LLP as independent auditors requires the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the matter.  Abstentions will have the same effect as a vote against such ratification, whereas broker non-votes and shares not represented at the meeting will not be counted for purposes of determining whether such ratification has been approved.

                             EXPENSE OF SOLICITATION

      The cost of soliciting proxies, which also includes the preparation, printing and mailing of the Proxy Statement, will be borne by the Company. Solicitation will be made by the Company primarily through the mail, but regular employees of the Company may solicit proxies personally, by telephone or telegram.  The Company will request brokers and nominees to obtain voting instructions of beneficial owners of the stock registered in their names and will reimburse them for any expenses incurred in connection therewith.

                STOCKHOLDER PROPOSALS FOR THE 2005 ANNUAL MEETING

NOTICE REQUIRED TO INCLUDE PROPOSALS IN OUR PROXY STATEMENT

      We will review for inclusion in next year's proxy statement shareholder proposals received by January 28, 2006. All proposals must meet the requirements set forth in the rules and regulations of the SEC in order to be eligible for inclusion in the proxy statement. Proposals should be sent to Unity Wireless Corporation, 7438 Fraser Park Drive, Burnaby, BC CANADA V5J 5B9 Attention: Corporate Secretary.

NOTICE REQUIRED TO BRING BUSINESS BEFORE AN ANNUAL MEETING

      Our by-laws establish an advance notice procedure for stockholders to make nominations of candidates for election of director or to bring other business before an annual meeting. Under these procedures, a stockholder that proposes to nominate a candidate for director or propose other business at the 2004 annual meeting of stockholders, must give us written notice of such nomination or proposal not less than 60 days and not more than 90 days prior to the scheduled date of the meeting (or, if less than 70 days' notice or prior public disclosure of the date of the meeting is given, then not later than the 15th day following the earlier of (i) the date such notice was mailed or (ii) the day such public disclosure was made). Such notice must provide certain information as specified in our by-laws and must be received at our principal executive offices by the deadline specified above.

ANNUAL REPORT

A copy of our Annual Report for the 2004 Fiscal Year has been mailed without charge concurrently with this Proxy statement to all stockholders entitled to notice of and to vote at the Annual Meeting.  The annual report is not incorporated into the Proxy Statement and is not considered proxy solicitation material. A COPY OF OUR FORM 10K-SB FOR THE YEAR ENDED DECEMBER 31, 2004 IS AVAILABLE WITHOUT CHARGE UPON REQUEST.

                                  OTHER MATTERS

      The Company knows of no items of business that are expected to be presented for consideration at the Annual Meeting which are not enumerated herein.  However, if other matters properly come before the Meeting, it is intended that the person named in the accompanying Proxy will vote thereon in accordance with his best judgment.

      PLEASE DATE, SIGN AND RETURN THE PROXY CARD AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED RETURN ENVELOPE.  NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.  A PROMPT RETURN OF YOUR PROXY CARD WILL BE APPRECIATED AS IT WILL SAVE THE EXPENSE OF FURTHER MAILINGS.

Proxy

ANNUAL GENERAL MEETING OF MEMBERS OF

UNITY WIRELESS CORPORATION (the "Company")

TO BE HELD AT:

UNITY WIRELESS CORPORATION

7438 Fraser Park Drive

Burnaby, BC Canada

ON

June 30, 2005 AT 10:00 AM Local Time

The undersigned member (“Registered Shareholder”) of the Company hereby appoints, Ilan Kenig, a Director of the Company, or failing this person, Andrew Chamberlain, a Director of the Company, or in the place of the foregoing, ______________________________ as proxyholder for and on behalf of the Registered Shareholder with the power of substitution to attend, act and vote for and on behalf of the Registered Shareholder in respect of all matters that may properly come before the Meeting of the Registered Shareholders of the Company and at every adjournment thereof, to the same extent and with the same powers as if the undersigned Registered Shareholder were present at the said Meeting, or any adjournment thereof.

The Registered Shareholder hereby directs the proxyholder to vote the securities of the Company registered in the name of the Registered Shareholder as specified herein.

Resolutions (For full detail of each item, please see the enclosed Notice of Meeting and Information Circular)  PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE |X|

		For	Withhold
1.	Election of Directors:
Nominees:
ILAN KENIG
KEN MADDISON
VICTOR HALPERT
DORON NEVO
ANDREW CHAMBERLAIN

		For	Withhold
2.	To ratify the selection of KPMG LLP as independent auditors.

		For	Against
3.	To transact such other business as may properly come before the Meeting.

The undersigned Registered Shareholder hereby revokes any proxy previously given to attend and vote at said Meeting.

SIGN HERE:

Please Print Name:

Date:

Number of Shares
Represented by Proxy:

THIS PROXY FORM IS NOT VALID UNLESS IT IS SIGNED .

SEE IMPORTANT INFORMATION AND INSTRUCTIONS ON REVERSE

INSTRUCTIONS FOR COMPLETION OF PROXY

1.

This Proxy is solicited by the Management of the Company.

1.

This form of proxy (“Instrument of Proxy”) must be signed by you, the Registered Shareholder, or by your attorney duly authorized by you in writing, or, in the case of a corporation, by a duly authorized officer or representative of the corporation; and if executed by an attorney, officer, or other duly appointed representative, the original or a notarial copy of the instrument so empowering such person, or such other documentation in support as shall be acceptable to the Chairman of the Meeting, must accompany the Instrument of Proxy.

3.

If this Instrument of Proxy is not dated in the space provided, authority is hereby given by you, the Registered Shareholder, for the proxyholder to date this proxy seven (7) calendar days after the date on which it was mailed to you, the Registered Shareholder, by Computershare Trust Company of Canada..

4.

A Registered Shareholder who wishes to attend the Meeting and vote on the resolutions in person, may simply register with the scrutineers before the Meeting begins.

1.

A Registered Shareholder who is not able to attend the Meeting in person but wishes to vote on the resolutions, may do the following:

(a)

appoint one of the management proxyholders named on the Instrument of Proxy, by leaving the wording appointing a nominee as is (i.e. do not strike out the management proxyholders shown and do not complete the blank space provided for the appointment of an alternate proxyholder).  Where no choice is specified by a Registered Shareholder with respect to a resolution set out in the Instrument of Proxy, a management appointee acting as a proxyholder will vote in favour of each matter identified on this Instrument of Proxy and for the nominees of management for directors and auditor as identified in this Instrument of Proxy;

OR

(b)

appoint another proxyholder, who need not be a Registered Shareholder of the Company, to vote according to the Registered Shareholder’s instructions, by striking out the management proxyholder names shown and inserting the name of the person you wish to represent you at the Meeting in the space provided for an alternate proxyholder. If no choice is specified, the proxyholder has discretionary authority to vote as the proxyholder sees fit.

1.

The securities represented by this Instrument of Proxy will be voted or withheld from voting in accordance with the instructions of the Registered Shareholder on any poll of a resolution that may be called for and, if the Registered Shareholder specifies a choice with respect to any matter to be acted upon, the securities will be voted accordingly.  Further, the securities will be voted by the appointed proxyholder with respect to any amendments or variations of any of the resolutions set out on the Instrument of Proxy or matters which may properly come before the Meeting as the proxyholder in its sole discretion sees fit.

If a Registered Shareholder has submitted an Instrument of Proxy, the Registered Shareholder may still attend the Meeting and may vote in person.  To do so, the Registered Shareholder must record his/her attendance with the scrutineers before the commencement of the Meeting and revoke, in writing, the prior votes.

To be represented at the Meeting, this proxy form must be received at the office of Computershare Trust Company of Canada by mail or by fax no later than forty eight (48) hours (excluding Saturdays, Sundays and holidays) prior to the time of the Meeting, or adjournment thereof or may be accepted by the Chairman of the Meeting prior to the commencement of the Meeting. The mailing address is:

Computershare Trust Company of Canada

Proxy Dept.  100 University Avenue 9th Floor

 Toronto Ontario M5J 2Y1

Fax:  Within North American:  1-866-249-7775  Outside North America:  (416) 263-9524